EXHIBIT-99.32

ITEM 12(b) CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Babson Capital Corporate Investors, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of Babson Capital Corporate Investors for the period ended June 30, 2015, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Babson Capital Corporate Investors for the stated period.

/s/ Michael L. Klofas	/s/ James M. Roy
Michael L. Klofas	James M. Roy
President	Vice President and Chief Financial Officer

Dated:  September 4, 2015

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Babson Capital Corporate Investors for purposes of Section 18 of the Securities Exchange Act of 1934.